UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2015

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Court, Suite 1330
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:        (214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2014 Incentive Payments

On February 24, 2015, the Compensation Committee of the Board of Directors of Hilltop Holdings Inc. (the “Company”) awarded incentive payments to the Company’s 2014 named executive officers as follows with respect to their performance during fiscal 2014:

Name	Amount
Jeremy B. Ford	$600,000
Darren Parmenter	$325,000
Alan B. White	$1,350,000
James Huffines	$555,000
Jerry Schaffner	$420,000

The incentives awarded to Messrs. Ford, Parmenter, Huffines and Schaffner were determined by the Compensation Committee based upon an evaluation of their respective performance under the Hilltop Holdings Inc. 2012 Annual Incentive Plan and other relevant factors.  Mr. White’s bonus was determined in accordance with the terms of that certain Retention Agreement among the Company, PlainsCapital Corporation and Mr. White.

Restricted Stock Unit Awards

On February 24, 2015, the Compensation Committee of the Board of Directors approved awards of restricted stock units that cliff vest on the third anniversary of the date of grant or an earlier change of control of the Company (“Timed-Based RSUs”) and restricted stock units that vest based upon the achievement of certain performance goals during the three-year period beginning January 1, 2015 and ending December 31, 2017 (“Performance-Based RSUs”). Each award was made under the Hilltop Holdings Inc. 2012 Equity Incentive Plan and pursuant to a form of award agreement substantially consistent with the forms and descriptions thereof previously filed by the Company. The Company’s 2014 named executive officers received awards of Time-Based RSUs and Performance-Based RSUs in the amounts set forth in the table below, with the number of Performance-Based RSUs being based upon the achievement of Target levels of performance.

Name	Time-Based RSUs Awarded	Performance-Based RSUs Awarded (at Target)	Total RSUs Awarded
Jeremy B. Ford	18,004	18,004	36,008
Darren Parmenter	4,501	4,501	9,002
Alan B. White	18,004	18,004	36,008
James R. Huffines	10,803	10,802	21,605
Jerry L. Schaffner	7,202	7,201	14,403

2015 Compensation

On February 24, 2015, the Compensation Committee of the Board of Directors determined to increase the salaries of Messrs. Ford and Parmenter as follows for 2015:

Name	2014 Salary	2015 Salary	Increase
Jeremy B. Ford	$550,000	$700,000	$150,000
Darren Parmenter	$330,000	$335,000	$5,000

The increase in salaries will be effective April 1, 2015.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a)                     Financial statements of businesses acquired.

Not applicable.

(b)                     Pro forma financial information.

Not applicable.

(c)                      Shell company transactions.

Not applicable.

(d)                     Exhibits.

The following exhibits are filed or furnished, depending on the relative item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K and Instruction B.2 to this form.

Exhibit Number	Description of Exhibit

10.1	Compensation Arrangement with Jeremy B. Ford

10.2	Compensation Arrangement with Darren Parmenter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date:	March 2, 2015	By:	/s/ COREY PRESTIDGE
		Name:	Corey G. Prestidge
		Title:	General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

10.1	Compensation Arrangement with Jeremy B. Ford

10.2	Compensation Arrangement with Darren Parmenter